UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 2005


                  Brooklyn Cheesecake & Desserts Company, Inc.
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               (Exact name of Company as specified in its charter)


        New York                          1-13984                   13-382215
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(State or Other Jurisdiction      (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                            Identification)


                     20 Passaic Avenue, Fairfield, NJ 07004
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (973) 808-9292


                                       N/A
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          (Former name or former address, if changed since last report)


|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective April 30, 2005, the Company entered into an agreement extending the term of a $317,000.00 secured promissory note made by it and J.M. Specialties, Inc. (a wholly owned subsidiary of the Company) as borrowers the note holder Ronald L. Schutte, the Company's Chairman, Chief Executive Officer and President. Under the terms of the agreement, the term of the Note was extended an additional twenty (20) days to May 20, 2005. All other terms of the note that bears interest at a rate of 13% per annum remain the same.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.01 Extension Agreement between Brooklyn Cheesecake & Desert Company, J.M. Specialties, Inc. as borrowers and Ronald L. Schutte as lender dated as of April 30, 2005.

10.2 Amended Secured $317,000 Promissory Note made by Brooklyn Cheesecake & Desert Company, J.M. Specialties, Inc. as borrowers and Ronald L. Schutte as lender dated as of April 30, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2005
                                     Brooklyn Cheesecake & Deserts Company, Inc.
                                     (Registrant)


                                     /s/ Anthony Merante
                                     -------------------------------------------
                                     Anthony Merante
                                     Chief Financial Officer